UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2017

Commission file number: 001-13337

STONERIDGE, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1598949
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan	48377
(Address of principal executive offices)	(Zip Code)

(248) 489-9300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	Results of Operations and Financial Condition.

On August 2, 2017, Stoneridge, Inc. (the “Company”) issued a press release announcing its results for the second quarter ended June 30, 2017.  A copy of the press release is attached hereto as Exhibit 99.1. On August 3, 2017, members of the Company’s management are holding a second quarter 2017 earnings conference call discussing the Company’s financial results and the presentation furnished herewith as Exhibit 99.2, accompanies management’s comments.

The press release and presentation contain certain non-GAAP financial measures Adjusted Gross Profit (“Adjusted Gross Profit”), Adjusted Operating Income (“Adjusted Operating Income”), Adjusted Net Income Attributable to Stoneridge, Inc. (“Adjusted Net Income”), Adjusted Earnings per Diluted Share Attributable to Stoneridge Inc. (“Adjusted EPS”), Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) and Free Cash Flow. Management believes that the presentation of the non-GAAP financial measures used in the press release and earnings conference call presentation are useful to both management and investors in their analysis of the Company’s financial position, results of operations and expected results of operations because the Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income, Adjusted EPS, Adjusted EBITDA and Free Cash Flow facilitates a period to period comparison of operating results by excluding significant unusual, non-recurring items in 2017. For 2017, these items relate to the after-tax transaction costs related to the acquisition of Orlaco, the after-tax step-up in acquired Orlaco inventory, after-tax step-up in fair value of the earn-out consideration related to the Orlaco Acquisition and the remaining 26% minority interested in PST. EBITDA represents the sum of net income, interest, income taxes, depreciation and amortization. Free Cash Flow represents Cash Flows from Operations less Capital Expenditures. These non-GAAP measures, however, should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies. Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income, Adjusted EPS, Adjusted EBITDA and Free Cash Flow should not be considered a substitute for Gross Profit, Operating Income, Net Income or Earnings Per Share prepared in accordance with GAAP.

ITEM 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 above is hereby incorporated herein by reference.

The information in this report, including the press release and earnings conference call presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated August 2, 2017, announcing results for the second quarter June 30, 2017

99.2	Second quarter 2017 results conference call presentation dated August 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: August 2, 2017	/s/ Robert R. Krakowiak
Robert R. Krakowiak, Chief Financial Officer and Treasurer (Principal Financial Officer)

Exhibit Index

99.1	Press release dated August 2, 2017, announcing results for the first quarter ended June 30, 2017

99.2	Second quarter 2017 results conference call presentation dated August 3, 2017